Exhibit 99.1

Chart Industries and I Squared Capital Complete Investment in HTEC Hydrogen Technology & Energy Corporation

Atlanta, Georgia; Miami, Florida; and Vancouver, BC – September 8, 2021 – Chart Industries, Inc. (“Chart”) (NYSE: GTLS), a leading global manufacturer of liquefaction and cryogenic equipment serving multiple applications in the energy and industrial gas end markets, including hydrogen, today announced the completion of an expanded investment in HTEC Hydrogen Technology & Energy Corporation (“HTEC”). Chart’s existing ownership in HTEC, following an initial investment that was completed in December 2020, was 15.6% of its capital stock on a fully-diluted basis. The investment being announced today expanded Chart’s ownership to a total of 25% of HTEC’s capital stock on a fully-diluted basis. As part of the expanded ownership, Chart partnered with I Squared Capital, an independent global infrastructure investment manager focusing on clean energy, utilities, digital infrastructure, transport and social infrastructure, which acquired 35% of HTEC’s capital stock on a fully-diluted basis in this transaction. Together, Chart and I Squared Capital own 60% of HTEC. This investment provides HTEC with significant capital to fund new green hydrogen production projects and to expand its hydrogen fueling station portfolio serving both the light-duty and heavy-duty markets. Among other things, Chart’s agreement with I Squared Capital provides Chart with preferential rights with respect to the purchase of shares of HTEC capital stock from this transaction that I Squared Capital may decide to sell in the future. In certain circumstances, Chart’s purchase of HTEC shares from I Squared Capital may be completed using Chart’s common stock.

HTEC designs, builds and operates hydrogen infrastructure to support the increasing hydrogen demand landscape, including hydrogen fuel cell electric vehicles. HTEC is active across the hydrogen value chain in Canada, with multiple green hydrogen production projects in its backlog and six stations expected by year-end 2021. Through its Technology Solutions platform, HTEC is also a leader in providing consulting services for companies growing their presence in the hydrogen space. Together, HTEC and Chart bring a comprehensive set of solutions to the North American hydrogen market. HTEC has a suite of actionable green hydrogen production projects, existing retail fueling station networks and heavy-duty fueling station experience in British Columbia, Quebec and Alberta. Chart brings broad process technology, including hydrogen liquefaction, and a 56-year history of building hydrogen equipment, including but not limited to storage tanks, hydrogen trailers and heat exchangers.

In conjunction with this strategic investment, Chart’s and HTEC’s existing binding commercial Memorandum of Understanding (“MOU”) remains in place and is approved and supported by I Squared Capital. The MOU establishes the commercial collaboration and equipment supply arrangements for Chart to supply HTEC projects. HTEC’s strong customer base, including Shell, 7 Eleven, Toyota and Hyundai, along with its solid relationships with Canadian governments, will help facilitate opportunities to expand Chart’s equipment presence both geographically and across its global customer base.

“Our increased investment in HTEC and partnership with I Squared Capital is highly strategic. It capitalizes HTEC well to address near term opportunities where Chart can benefit as a core supply partner, while also providing flexibility to further consolidate our ownership position in a high-growth hydrogen business with a significant Canadian presence and customer base,” stated Jill Evanko, Chart’s CEO and President. “Canada is a high growth market for hydrogen, given the government’s commitments to the clean energy transition, with the hydrogen sector being a meaningful part of that commitment.”

“This additional vote of confidence from Chart and new investment from I Squared Capital gives HTEC the funding and partnerships necessary to accelerate our development of low carbon hydrogen solutions, which are crucial to rapidly hit global net-zero targets,” added Colin Armstrong, HTEC’s President and CEO. “We are pleased to be working very closely with both organizations.”

“I Squared Capital has tracked the growth of hydrogen in North America for some time and is excited to partner with two industry leading companies in HTEC and Chart in a sector that is so vital for the energy transition revolution,” said Thomas Lefebvre, Partner at I Squared Capital.

Winston & Strawn LLP and Stikeman Elliott LLP served as legal advisors to Chart on the transaction. I Squared Capital used Stikeman Elliott LLP and Kirkland & Ellis LLP as legal advisors and Greenhill & Co. as financial advisor. Fort Capital Partners acted as financial advisor to HTEC on the transaction, and Blake, Cassels & Graydon LLP as legal counsel.

About Chart Industries, Inc.

Chart Industries, Inc. is a leading independent global manufacturer of highly engineered equipment servicing multiple applications in the Energy and Industrial Gas markets. Our unique product portfolio is used in every phase of the liquid gas supply chain, including upfront engineering, service and repair. Being at the forefront of the clean energy transition, Chart is a leading provider of technology, equipment and services related to liquefied natural gas, hydrogen, biogas and CO2 capture, amongst other applications. We are committed to excellence in environmental, social and corporate governance (ESG) issues both for our company as well as our customers. With over 25 global locations from the United States to Asia, Australia, India, Europe and South America, we maintain accountability and transparency to our team members, suppliers, customers and communities. To learn more, visit www.chartindustries.com.

About I Squared Capital

I Squared Capital is an independent infrastructure investor with over $30 billion in assets under management and specializing in sourcing, managing, and building global infrastructure platforms in North America, Europe, Latin America and Asia. Headquartered in Miami, the firm has more than 160 professionals across its offices in Hong Kong, London, New Delhi, and Singapore. I Squared Capital has invested in a diverse portfolio of 35 companies in 51 countries across the energy, utilities, digital infrastructure, transport, and social infrastructure sectors, with over 15,000 employees and providing essential services to millions of people around the world.

About HTEC Hydrogen Technology & Energy Corporation

HTEC is unlocking the potential of hydrogen to reduce climate change and air pollution. The company designs, builds and operates hydrogen fuel supply solutions to support the deployment of hydrogen fuel cell electric vehicles. Partnering with government, industrial gas companies, key equipment suppliers, automotive companies, and energy companies, HTEC is delivering safe, reliable, convenient, sustainable and low-cost hydrogen to customers and consumers, how, when and where they need it. HTEC: Fueling the Drive to Hydrogen. www.htec.ca

FORWARD-LOOKING STATEMENTS

Certain statements made in this press release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning the Chart’s business plans, including statements regarding completed acquisitions, cost synergies and efficiency savings, objectives, future orders, revenues, margins, earnings or performance, liquidity and cash flow, capital expenditures, business trends, governmental initiatives, including executive orders and other information that is not historical in nature. Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “could,” “expects,” “anticipates,” “believes,” “projects,” “forecasts,” “outlook,” “guidance,” “continue,” “target,” or the negative of such terms or comparable terminology.

Forward-looking statements contained in this press release or in other statements made by Chart are made based on management’s expectations and beliefs concerning future events impacting Chart and HTEC, and are subject to uncertainties and factors relating to Chart’s and HTEC’s operations and business environment, all of which are difficult to predict and many of which are beyond Chart’s or HTEC’s control, that could cause Chart’s actual results to differ materially from those matters expressed or implied by forward-looking statements. Factors that could cause Chart’s actual results to differ materially from those described in the forward-looking statements include: Chart’s ability to successfully integrate recent acquisitions and minority investments and achieve the anticipated revenue, earnings, accretion and other benefits from these acquisitions and investments; risks relating to the recent outbreak and continued uncertainty associated with the coronavirus (COVID-19) and the other factors discussed in Item 1A (Risk Factors) in the Company’s most recent Annual Report on Form 10-K filed with the SEC and Quarterly Reports on Form 10-Q, which should be reviewed carefully. Chart undertakes no obligation to update or revise any forward-looking statement.

For more information on, click here:

http://ir.chartindustries.com/

Investor Relations Contact:

Wade Suki

Director of Investor Relations

832-524-7489

wade.suki@chartindustries.com

For more information on HTEC, click here:

https://www.htec.ca/

HTEC Contact:

Shannon Halliday

VP, Sales & Marketing

604-904-0412 ext. 123

shalliday@htec.ca

I Squared Capital Contact:

Andreas Moon

Managing Director and Head of Investor Relations

+1 (786) 693-5739

andreas.moon@isquaredcapital.com